Exhibit 99.1

MSC Industrial Direct Co., Inc. 75 Maxess Road Melville, New York 11747-3151 Tel. 800.645.7270 Fax. 800.255.5067 www.mscdirect.com

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2014 THIRD QUARTER
RESULTS AND PROVIDES FISCAL FOURTH QUARTER GUIDANCE

- Net Sales of $720.5 Million; GAAP Diluted EPS of $1.03; Adjusted Diluted EPS of $1.06 -

- Fiscal Q4 Guidance for GAAP Diluted EPS between $0.96 and $1.00 and for
Adjusted Diluted EPS between $0.98 and $1.02 -

Melville, NY, July 9, 2014 - MSC INDUSTRIAL DIRECT CO., INC. (NYSE: MSM), “MSC” or the “Company,” a premier distributor of Metalworking and Maintenance, Repair and Operations (“MRO”) supplies to industrial customers throughout North America, today reported financial results for its fiscal third quarter ended May 31, 2014.

Net sales for the fiscal third quarter 2014 were $720.5 million, an increase of 13.1% over net sales of $636.9 million in the same quarter a year ago.

Adjusted operating income for the fiscal third quarter 2014 was $107.3 million, or 14.9% of net sales, compared to $106.6 million, or 16.7% of net sales in the same quarter a year ago. GAAP operating income for the fiscal third quarter 2014 was $104.9 million, or 14.6% of net sales, compared to $100.2 million, or 15.7% of net sales in the same quarter a year ago.

Excluding the after tax effects of non-recurring costs, adjusted net income for the fiscal third quarter 2014 was $66.2 million, or $1.06 per diluted share (based on 62.2 million diluted shares outstanding), compared to $66.7 million, or $1.05 per diluted share, in the same quarter a year ago (based on 63.1 million diluted shares outstanding). GAAP net income for the fiscal third quarter 2014 was $64.7 million, or $1.03 per diluted share, compared to $62.4 million, or $0.98 per diluted share, in the same quarter a year ago.

Erik Gershwind, President and Chief Executive Officer, stated, “Our strategic growth programs continued to drive share gains during our March through May third fiscal quarter against the backdrop of continued improvement in overall market conditions. We would characterize the current demand environment as one of moderate growth, despite the soft pricing environment.”

Jeff Kaczka, Executive Vice President and Chief Financial Officer, commented, “We delivered adjusted EPS towards the higher end of our guidance, reflecting our ability to leverage our sales growth. With one quarter remaining in our fiscal 2014, we remain on-track to achieve an annual adjusted operating margin consistent with our fiscal 2014 operating framework, and our infrastructure and growth initiatives are progressing well and on schedule.”

Mr. Gershwind concluded, “We are performing well against our strategic plan, executing on our critical growth and infrastructure initiatives and capitalizing on our share gain initiatives to improve revenue growth as the demand environment continues to firm. We are building an exciting story within the Class C Solutions Group and delivering against the financial commitments we set for the business. Additionally, we are moving our overall portfolio of business towards high retention channels including VMI, vending, Class C and mscdirect.com. All of this builds towards an exciting story for the coming years.”

Outlook

MSC expects net sales for fiscal fourth quarter 2014 to be between $718 million and $730 million. At the midpoint, average daily sales growth is expected to be 7.5 percent, which includes CCSG sales that are expected to be growing at a lower rate than the MSC base business. The Company expects adjusted diluted earnings per share for the fiscal fourth quarter 2014 to be between $0.98 and $1.02.

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2014 THIRD QUARTER RESULTS	Page - 2 -

The Company expects non-recurring integration costs related to the Class C Solutions Group (“CCSG”) acquisition to impact GAAP diluted earnings per share by approximately 2 cents in the fiscal fourth quarter.

An explanation and reconciliation of the non-GAAP financial measures contained in this press release to the most directly comparable GAAP financial measures are included in the attached tables.

Conference Call Information

MSC will host a conference call today at 8:30 a.m. Eastern Time to review the Company’s fiscal 2014 third quarter results. The call, accompanying slides and other operational statistics may be accessed via the Internet on MSC’s website located at: http://investor.mscdirect.com. A replay of the conference call will be available on the Company’s website until Friday, August 8, 2014.

Alternatively, the conference call can be accessed by dialing 1-877-270-2148 (U.S.), 1-866-450-4696 (Canada) or 1-412-902-6510 (international). A replay will be available within one hour of the conclusion of the call and will remain available until Friday, August 8, 2014. The replay is accessible by dialing 1-877-344-7529 (U.S.) or 1-412-317-0088 (international) and entering passcode 10048038.

The Company’s reporting date for fiscal fourth quarter 2014 results will be October 28, 2014.

Contact Information

Investors:	Media:
John G. Chironna	Rachel Rosenblatt
VP Investor Relations & Treasurer	FTI Consulting – Strategic Communications
MSC Industrial Direct Co., Inc.	(212) 850-5600
(704) 987-5231

About MSC Industrial Direct Co., Inc. MSC Industrial Direct Co., Inc. is one of the largest distributors of Metalworking and Maintenance, Repair and Operations (“MRO”) supplies to industrial customers throughout North America. MSC employs one of the industry’s largest sales forces and distributes approximately 795,000 industrial products from approximately 3,000 suppliers. In-stock availability is approximately 99%, with next day standard delivery to the contiguous United States on qualifying orders up until 8 p.m. Eastern Time. For more information, visit MSC’s website at http://www.mscdirect.com.

Note Regarding Forward-Looking Statements: Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about expected future results, expected benefits from our investment and strategic plans, including the Class C Solutions Group (“CCSG”) (formerly Barnes Distribution North America) acquisition, and expected future margins, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include: problems with successfully integrating acquired operations, unanticipated delays or costs associated with opening or expanding our customer fulfillment centers, current economic, political and social conditions, changing customer and product mixes, financial restrictions on outstanding borrowings, industry consolidation, the loss of key suppliers or supply chain disruptions, competition, general economic conditions in the markets in which we operate, volatility in commodity and energy prices, credit risk of our customers, risk of cancellation or rescheduling of orders, work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers or shipping ports, the risk of war, terrorism and similar hostilities, dependence on our information systems and on key personnel, goodwill and intangible assets recorded as a result of our acquisitions could be impaired, disclosing our use of “conflict minerals” in certain of the products we distribute could raise reputational and other risks, the Company’s ability to enhance its information technology systems without disruption to our business operations, and the outcome of potential government or regulatory proceedings or future litigation relating to pending or future claims, inquiries or audits. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2014 THIRD QUARTER RESULTS	Page - 3 -

MSC INDUSTRIAL DIRECT CO., INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands)

	May 31, 2014	August 31, 2013
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$45,358	$55,876
Accounts receivable, net of allowance for doubtful accounts	369,542	345,366
Inventories	429,431	419,012
Prepaid expenses and other current assets	38,976	35,464
Deferred income taxes	37,771	37,771
Total current assets	921,078	893,489
Property, plant and equipment, net	291,097	251,536
Goodwill	629,387	630,318
Identifiable intangibles, net	142,522	155,324
Other assets	34,343	12,336
Total assets	$2,018,427	$1,943,003

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Revolving credit note	$5,000	$—
Current maturities of long-term debt	23,539	14,184
Accounts payable	112,919	113,636
Accrued liabilities	109,475	85,759
Total current liabilities	250,933	213,579
Long-term debt, net of current maturities	246,070	241,566
Deferred income taxes and tax uncertainties	97,475	97,475
Total liabilities	594,478	552,620
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	--	--
Class A common stock	56	55
Class B common stock	13	14
Additional paid-in capital	565,739	528,770
Retained earnings	1,243,917	1,132,868
Accumulated other comprehensive loss	(4,746)	(4,427)
Class A treasury stock, at cost	(381,030)	(266,897)
Total shareholders’ equity	1,423,949	1,390,383
Total liabilities and shareholders’ equity	$2,018,427	$1,943,003

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2014 THIRD QUARTER RESULTS	Page - 4 -

MSC INDUSTRIAL DIRECT CO., INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(In thousands, except net income per share data)

(Unaudited)

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	May 31, 2014	June 1, 2013	May 31, 2014	June 1, 2013
Net sales	$720,476	$636,923	$2,060,499	$1,783,876
Cost of goods sold	387,082	347,410	1,105,429	972,905
Gross profit	333,394	289,513	955,070	810,971
Operating expenses	228,508	189,267	671,712	517,797
Income from operations	104,886	100,246	283,358	293,174
Other (expense) income:
Interest expense	(827)	(1,141)	(2,641)	(1,266)
Interest income	5	31	14	113
Other (expense) income, net	101	(5)	(377)	66
Total other expense	(721)	(1,115)	(3,004)	(1,087)
Income before provision for income taxes	104,165	99,131	280,354	292,087
Provision for income taxes	39,469	36,777	107,100	110,467
Net income	$64,696	$62,354	$173,254	$181,620
Per Share Information:
Net income per common share:
Basic	$1.04	$0.99	$2.77	$2.88
Diluted	$1.03	$0.98	$2.76	$2.86
Weighted average shares used in computing net income per common share:
Basic	61,896	62,808	62,137	62,628
Diluted	62,212	63,134	62,447	62,947
Cash dividend declared per common share	$0.33	$0.30	$0.99	$0.90

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2014 THIRD QUARTER RESULTS	Page - 5 -

MSC INDUSTRIAL DIRECT CO., INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Comprehensive Income

(In thousands)

(Unaudited)

	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	May 31, 2014	June 1, 2013	May 31, 2014	June 1, 2013
Net income, as reported	$64,696	$62,354	$173,254	$181,620
Foreign currency translation adjustments	1,515	(388)	(319)	(1,165)
Comprehensive income	$66,211	$61,966	$172,935	$180,455

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2014 THIRD QUARTER RESULTS	Page - 6 -

MSC INDUSTRIAL DIRECT CO., INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Thirty-Nine Weeks Ended
	May 31, 2014	June 1, 2013
Cash Flows from Operating Activities:
Net income	$173,254	$181,620
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	48,354	33,994
Stock-based compensation	13,020	11,989
Loss on disposal of property, plant, and equipment	1,250	791
Provision for doubtful accounts	3,163	2,111
Excess tax benefits from stock-based compensation	(4,741)	(5,563)
Write-off of deferred financing costs on previous credit facility	—	594
Changes in operating assets and liabilities, net of amounts associated with business acquired:
Accounts receivable	(26,628)	(6,791)
Inventories	(9,826)	28,084
Prepaid expenses and other current assets	(4,878)	(11,136)
Other assets	1,884	2,162
Accounts payable and accrued liabilities	31,776	7,574

Total adjustments	53,374	63,809

Net cash provided by operating activities	226,628	245,429

Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(55,882)	(62,305)
Investment in available for sale securities	(25,011)	—
Cash used in business acquisition, net of cash received	1,434	(548,769)

Net cash used in investing activities	(79,459)	(611,074)

Cash Flows from Financing Activities:
Purchases of treasury stock	(115,606)	(3,656)
Payments of cash dividends	(62,010)	(56,843)
Payments on capital lease and financing obligations	(1,545)	(981)
Excess tax benefits from stock-based compensation	4,741	5,563
Proceeds from sale of Class A common stock in connection with associate stock purchase plan	2,922	2,891
Proceeds from exercise of Class A common stock options	17,565	19,986
Borrowings under financing obligations	480	257
Borrowings under Credit Facility	50,000	370,000
Credit facility financing costs	—	(1,904)
Payments of notes payable and revolving credit note under the Credit Facility	(54,375)	(80,000)
Net cash used in financing activities	(157,828)	255,313

Effect of foreign exchange rate changes on cash and cash equivalents	141	(104)
Net decrease in cash and cash equivalents	(10,518)	(110,436)
Cash and cash equivalents – beginning of period	55,876	168,453
Cash and cash equivalents – end of period	$45,358	$58,017
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$91,446	$102,107
Cash paid for interest	$2,369	$367

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2014 THIRD QUARTER RESULTS	Page - 7 -

Non-GAAP Financial Measures

To supplement MSC’s unaudited selected financial data presented on a basis consistent with Generally Accepted Accounting Principles (“GAAP”), the Company discloses certain non-GAAP financial measures, including adjusted operating expenses, adjusted operating income, adjusted net income, and adjusted net income per diluted share. The adjusted supplemental measures exclude non-recurring costs associated with the Class C Solutions Group (“CCSG”) (formerly Barnes Distribution North America) acquisition and the co-location of our corporate headquarters in Davidson, North Carolina and the related tax effects. These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures used by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with MSC's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of Company performance.

In calculating non-GAAP financial measures, we exclude these non-recurring costs to facilitate a review of the comparability of the Company’s operating performance on a period-to-period basis because such costs are not, in our view, related to the Company’s ongoing operational performance. We use non-GAAP measures to evaluate the operating performance of our business, for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. In addition, we use non-GAAP financial measures as performance metrics for management incentive programs. Since we find these measures to be useful, we believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results. We believe that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•	The ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;
•	The ability to better identify trends in the Company’s underlying business and perform related trend analyses; and
•	A better understanding of how management plans and measures the Company’s underlying business.

The following tables reconcile GAAP operating expenses, GAAP operating income, GAAP net income and GAAP net income per diluted share (“EPS”) to non-GAAP adjusted operating expenses, adjusted operating income, adjusted net income, and adjusted net income per diluted share:

	Thirteen Weeks Ended			Thirteen Weeks Ended
	May 31, 2014			May 31, 2014
	(dollars in thousands)	Margin		(dollars in thousands)	% of Sales
GAAP Operating income	$104,886	14.6%	GAAP Operating expenses	$228,508	31.7%
Non-recurring costs	2,426		Non-recurring costs	2,426
Adjusted Operating income	$107,312	14.9%	Adjusted Operating expenses	$226,082	31.4%

	Thirteen Weeks Ended			Thirteen Weeks Ended
	June 1, 2013			June 1, 2013
	(dollars in thousands)	Margin		(dollars in thousands)	% of Sales
GAAP Operating income	$100,246	15.7%	GAAP Operating expenses	$189,267	29.7%
Non-recurring costs	6,385		Non-recurring costs	6,385
Adjusted Operating income	$106,631	16.7%	Adjusted Operating expenses	$182,882	28.7%

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2014 THIRD QUARTER RESULTS	Page - 8 -

	Thirteen Weeks Ended	Thirteen Weeks Ended
	May 31, 2014	June 1, 2013

	(dollars in thousands)
Sales	$720,476	$636,923
Cost of Sales	387,082	347,410
Gross Margin	333,394	289,513
Operating Expenses	228,508	189,267
Income from Operations	104,886	100,246
Non-recurring costs	2,426	6,385
Adjusted Operating income	$107,312	$106,631

	Thirteen Weeks Ended
	May 31, 2014
(in thousands, except per share amounts)	$(after tax)	Diluted
		EPS**
GAAP net income	$64,696	$1.03
Non-recurring costs*	1,507	0.02
Adjusted net income	$66,203	$1.06

* On a pre-tax basis includes approximately $127 of non-recurring relocation costs associated with the Co-Location of the Company’s headquarters in Davidson, North Carolina and approximately $2,299 of non-recurring integration costs associated with the CCSG acquisition for the thirteen weeks ended May 31, 2014. The non-recurring costs were calculated using an effective tax rate of 37.9%.

** Individual amounts of earnings per share may not agree to the total due to rounding

	Thirteen Weeks Ended
	June 1, 2013
(in thousands, except per share amounts)	$(after tax)	Diluted
		EPS
GAAP net income	$62,354	$0.98
Non-recurring costs*	4,390	0.07
Adjusted net income	$66,744	$1.05

* On a pre-tax basis includes approximately $930 of non-recurring relocation costs associated with the Co-Location of the Company’s headquarters in Davidson, North Carolina and approximately $6,049 of non-recurring transaction costs associated with the CCSG acquisition for the thirteen weeks ended June 1, 2013. The non-recurring costs were calculated using an effective tax rate of 37.1%.